                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Board of Directors
ATP Oil & Gas Corporation:

We consent to the use of our reports incorporated herein and to the reference to our firm under the heading "Experts" in the prospectus.


Houston, Texas                             /s/KPMG LLP
February 1, 2001